NBOG BANCORPORATION, INC.

                                                                    Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      905 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This ________ day of ___________, 2003.



/S/  GARY  H.  ANDERSON
-----------------------
Gary  H.  Anderson
President  and  Chief  Executive  Officer


/S/  HOLLY  R.  HUNT
--------------------
Holly  R.  Hunt
Principal  Accounting  and  Chief  Financial  Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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